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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):

                                 OCTOBER 9, 2003

                            KMART HOLDING CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      000-50278                 32-0073116
         --------                      ---------                 ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous Independent Accountant.

         On October 9, 2003, Kmart Holding Corporation notified
         PricewaterhouseCoopers LLP of its dismissal as the independent auditors for the Company.

         The most recent reports of PricewaterhouseCoopers LLP for Kmart Corporation's (Predecessor Company) consolidated financial periods for each of the two fiscal years ended January 29, 2003 and January 30, 2002, and for the period from January 30, 2003 to April 30, 2003 and the report of PricewaterhouseCoopers LLP on the consolidated balance sheet of Kmart Holding Corporation (Successor Company) at April 30, 2003, contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle except as follows:

                           (1) For each of the two fiscal years ended January 29, 2003 and January 30, 2002, the auditor's reports included an explanatory paragraph with respect to Kmart's ability to continue as a going concern.
                           (2) The report on the consolidated balance sheet at April 30, 2003 and the report on the consolidated financial statements for the period from January 30, 2003 to April 30, 2003 included an explanatory paragraph disclosing that the United States Bankruptcy Court for the State of Illinois confirmed the Company's Amended Joint Plan of Reorganization on April 23, 2003. The plan was substantially consummated on April 23, 2003 and the Company emerged from bankruptcy on May 6, 2003, at which time the Predecessor Company became a wholly-owned subsidiary of Kmart Management Corporation, which is a newly-formed, wholly-owned subsidiary of a newly-created holding company, Kmart Holding Corporation.

         During the two most recent fiscal years ended January 29, 2003 and January 30, 2002, and through October 9, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

         During the two most recent fiscal years ended January 29, 2003 and January 30, 2002, and through October 9, 2003, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) except that: In connection with its audit of the Predecessor Company's financial statements for the year ended January 29, 2003, PricewaterhouseCoopers LLP communicated to the Audit Committee the existence of a reportable condition based on its audit observations in the Company's real estate accounting area, specifically stating that procedures related to account reconciliation and monitoring activities should be enhanced. Kmart had previously identified these items, and financial statement errors stemming from this discovery were appropriately corrected in the Predecessor Company's First Amended Form 10K/A for the fiscal year ended January 30, 2002, which reflected an accounting restatement for the cumulative impact of certain accounting errors.

         The Successor Company has implemented corrective actions to eliminate or reduce to an acceptable level the financial reporting risks associated with the condition noted. PricewaterhouseCoopers LLP is not in a position to comment on the adequacy of these corrective actions.


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         PricewaterhouseCoopers LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter dated October 9, 2003 is filed as Exhibit 16 to this Form 8-K.

(b)      New Independent Accountant.

         The Company has engaged BDO Seidman, LLP (BDO) as its independent auditors effective as of October 8, 2003. During the two most recent fiscal years ended January 29, 2003 and January 30, 2002, and through October 8, 2003, the Company has not consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

         The change in accountants referenced herein was approved by the Company's independent Audit Committee on October 8, 2003.

         BDO is expected to audit the Company's consolidated financial statements for the nine-month period ending January 28, 2004.

         The Company requested BDO review this Form 8-K and provided BDO with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company. BDO has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to item 304 of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.       Description

                      16 Letter dated October 9, 2003 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2003

                                         KMART HOLDING CORPORATION


                                         By:  /s/ Richard J. Noechel
                                            ------------------------------------
                                         Name: Richard J. Noechel
                                         Title: Vice President and Controller



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                                INDEX TO EXHIBITS




         Exhibit No.                Description

            16 Letter dated October 9, 2003 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.